UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2023 (May 25, 2023)

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania		000-10436	25-1324733
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100,			15220
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)

(412) 928-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on May 25, 2023. The shareholders considered four proposals, each of which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2023. Results of voting with respect to the proposals submitted at the Annual Meeting are set forth below.

Proposal 1: Election of Directors

Name	Votes For	Votes Withheld	Broker Non-vote
Raymond T. Betler	8,474,825	86,668	1,210,527
Dirk Jungé	8,374,128	187,365	1,210,527
John F. Kasel	8,486,699	74,794	1,210,527
John E. Kunz	4,894,564	66,929	1,210,527
Janet Lee	8,454,199	107,294	1,210,527
Diane B. Owen	7,981,093	580,400	1,210,527
Bruce E. Thompson	8,455,822	105,671	1,210,527

As a result of the shareholder vote, all of the foregoing nominees were elected to serve until the next annual meeting of shareholders or until their successors are elected and qualified.

Proposal 2: Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023:

Votes For	Votes Against	Abstentions
9,665,443	101,516	5,061

The foregoing proposal was approved.

Proposal 3: Advisory approval of the compensation paid to the Company’s named executive officers in 2022.

Votes For	Votes Against	Abstentions	Broker Non-vote
6,896,835	1,066,504	598,154	1,210,527

The foregoing proposal was approved.

Proposal 4: Advisory approval of the frequency of future advisory votes on the compensation paid to the Company’s named executive officers.

Votes For 1 YEAR	Votes For 2 YEARS	Votes For 3 YEARS	Abstentions	Broker Non-vote
7,145,371	11,473	1,395,636	9,013	1,210,527

The Board has determined to continue holding advisory votes on the compensation paid to the Company’s named executive officers every year, with the next vote expected to occur in 2024.

No other matters or proposals were voted on at the Annual Meeting.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
*104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	May 26, 2023	/s/ Patrick J. Guinee
Patrick J. Guinee
Senior Vice President,
General Counsel, and Corporate Secretary